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                                                                 EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 28, 1994, included in this Form 10-K, into the Company's previously filed Registration Statement
No. 33-13427, relating to the issuance of $5.875 Series Cumulative Preferred Stock.




Louisville, Kentucky
March 28, 1994                                          Arthur Andersen & Co.